Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
Income Taxes [Text Block]
13. Income Taxes

As of December 31, 2013, we had net operating loss carryforwards for federal income tax purposes of approximately $225.6 million that expire at various dates through 2033, and federal research and development tax credits of approximately $8.2 million that expire at various dates through 2033. We also had net operating loss carryforwards for California income tax purposes of approximately $157.7 million that expire at various dates through 2033 and state research and development tax credits of approximately $8.0 million which do not expire. Approximately $12.4 million of federal and state net operating loss carryforwards represent stock option deductions arising from activity under our stock option plans, the benefit of which will increase additional paid in capital when realized.

Current federal and California tax laws include substantial restrictions on the utilization of net operating losses and tax credits in the event of an ownership change of a corporation. We have performed a change in ownership analysis through December 31, 2013 and, accordingly, all of our net operating loss and tax credit carryforwards are available to offset future taxable income, if  any.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and operating loss and credit carryforwards. Significant components of our deferred tax assets are as follows (in thousands):

	December 31,
	2013	2012
Deferred tax assets:
Net operating loss carryforwards	$85,912	$81,127
Research credit carryforwards	13,481	12,750
Other, net	3,962	4,190
Deferred revenue	2,116	5,749
Total deferred tax assets	105,471	103,816
Valuation allowance	(105,471)	(103,816)
Net deferred tax assets	$—	$—

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $1.7 million during 2013, increased by $3.1 million during 2012 and decreased by $1.3 million during 2011.

Under ASC 718, the deferred tax asset for net operating losses as of December 31, 2013 excludes deductions for excess tax benefits related to stock based compensation.

The provision for income taxes consists of state minimum taxes due. The effective tax rate of our provision (benefit) for income taxes differs from the federal statutory rate as follows (in thousands):

	Year Ending December 31,
	2013	2012	2011
Computed at 34%	$3,301	$(5,134)	$(5,168)
State taxes	213	(234)	(228)
Book gains (losses) not currently benefited	1,656	3,120	(1,264)
Other	(476)	1,901	2,746
Disallowed interest expense	160	1,363	1,457
Income from debt restructuring	—	(1,615)	2,462
Revaluation of warrant liability	(591)	600	—
Research and development credits	(583)	—	—
Non-cash gain from termination of royalty purchase agreement	(3,047)	—	—
Non-cash gain on settlement of long-term debt	(632)	—	—
Total	$1	$1	$5

We had no unrecognized tax benefits or any amounts accrued for interest and penalties for the three year period ended December 31, 2013. Our policy will be to recognize interest and penalties related to income taxes as a component of income tax expense.

We file tax returns in the U.S. Federal jurisdiction and some state jurisdictions. We are subject to the U.S. federal and state income tax examination by tax authorities for such years 1995 through 2013, due to net operating losses that are being carried forward for tax purposes.

The Credit for Increasing Research Activities expired for amounts incurred after December 31, 2011. However, The American Taxpayer Relief Act of 2012, which was signed into law on January 2, 2013, extended the credit for amounts incurred before January 1, 2014. The Act also retroactively restored the credit for amounts incurred in 2012. However, since the Act was not signed until January 2, 2013 the amount of credit generated in 2012 was not reflected in the deferred tax amounts as of December 31, 2012. The amount of this credit that was generated in 2012 was approximately $340,000. The deferred tax asset for this credit was increased by this amount in 2013.